General Addendum

Form Serial Number: [redacted]

Regarding the Contract/Agreement(Form Serial Number ***041913-300161-6955257***), dated (month) ***March*** (day) ***29***, (year) ***2021***, between Buyer/Lessee, ***Arrived Holdings, Inc.***, and Seller/Lessor, [redacted], covering the real property known as ***Lot 100 , TBD Goose Crossing St, Farmington, AR 72730***

(the "Property"), the undersigned Buyer/Lesee and Seller/Lessor, in consideration for the covenants, agreements and promises made below and other good and valuable consideration, receipt and sufficiency being acknowledged, agree as follows:

Addressed to be changed to 561 N. Goose Crossing, Farmington, AR 72730.

Seller to add backyard fence with gate access for the amount of $6,700.00

Buyer name to be changed to Arrived AR Goose, LLC.

[redacted]

General Addendum

This General Addendum, upon its execution by both parties, incorporates by reference all provisions of the above-referenced Contract/Agreement not expressly modified herein. This General Addendum may be executed in multiple counterparts each of which shall be regarded as an original hereof but all of which together shall constitute one in the same. Electronic signatures shall be deemed original signatures and shall be binding upon the parties.

EXPIRATION: This General Addendum shall not be effective unless signed by Buyer/Lessee and Seller/Lessor on or before (month) *June* (day) *24*, (year) *2022*, at *9:00* ☐ (a.m.) ☒ (p.m.).

THIS IS A LEGALLY BINDING AGREEMENT WHEN SIGNED BY THE PARTIES BELOW. READ IT CAREFULLY. YOU MAY EMPLOY AN ATTORNEY TO DRAFT THIS FORM FOR YOU. IF YOU DO NOT UNDERSTAND THE EFFECT OF ANY PART, CONSULT YOUR ATTORNEY BEFORE SIGNING. REAL ESTATE AGENTS CANNOT GIVE YOU LEGAL ADVICE. THE PARTIES SIGNED BELOW WAIVE THEIR RIGHT TO HAVE AN ATTORNEY DRAFT THIS FORM AND HAVE AUTHORIZED THE REAL ESTATE AGENT(S) TO FILL IN THE BLANKS ON THIS FORM.

FORM SERIAL NUMBER: *072761-700165-5133097*

The above General Addendum is executed on
(month) ______ (day) ______, (year) ______, at ______ ☐ (a.m.) ☐ (p.m.).

[redacted] ______ [redacted]
Selling Firm

Signature: ______ [redacted] ______ Signature: [redacted] ______

[redacted]
Principal or Executive Broker

[redacted]
Buyer/Lessee

Signature: ______ [redacted] _ Signature: ______

[redacted] _
Selling Agent

Printed Name: ______
Buyer/Lessee

The above General Addendum is executed on
(month) ______ (day) ______, (year) ______, at ______ ☐ (a.m.) ☐ (p.m.).

______ [redacted] ______
Listing Firm

Signature: ______ Signature: ______

[redacted]
Principal or Executive Broker

[redacted] _
Seller/Lessor

Signature: ______ Signature: ______

Printed Name: ______ [redacted]
Listing Agent

Printed Name: ______
Seller/Lessor

[redacted]